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     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of the JPMorgan Global 50 Fund, JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund and JPMorgan Tax Aware U.S. Equity Fund, each a series of J.P. Morgan Series Trust; (the "Registrant").

I, George C.W. Gatch, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Global 50 Fund, JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund and JPMorgan Tax Aware U.S. Equity Fund, each a series of the Registrant.


/s/ George C.W. Gatch
---------------------
George C.W. Gatch
President

December 29, 2003
-----------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the report on Form N-CSR for the period ended October 31, 2003 of the JPMorgan Global 50 Fund, JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund and JPMorgan Tax Aware U.S. Equity Fund, each a series of J.P. Morgan Series Trust; (the "Registrant").

I, Patricia A. Maleski, certify that:


1. The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)), as applicable; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the JPMorgan Global 50 Fund, JPMorgan Global Healthcare Fund, JPMorgan Market Neutral Fund, JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Tax Aware Enhanced Income Fund and JPMorgan Tax Aware U.S. Equity Fund, each a series of the Registrant.


/s/ Patricia A. Maleski
-----------------------
Patricia A. Maleski
Treasurer

December 29, 2003
-----------------
Date

This certificate is furnished pursuant to the requirements of Form N-CSR and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act of 1934.